U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 21, 2015

                        FIRST HARTFORD CORPORATION

Maine	0-8862	01-00185800
(State or other jurisdiction of	(Commission File No.)	I.R.S. Employer Identification No.)
Incorporation)

149 Colonial Road, Manchester, Connecticut	06040
(Address of principal executive offices)	(Zip Code)

                                                                    860-646-6555

(Company’s telephone number)

                                                                           N/A
                                                (Former  name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

At the Annual Meeting of Stockholders of First Hartford Corporation on January 21, 2015, the following individuals were elected Directors:

Neil H. Ellis

Stuart Greenwald

David Harding

Jeffrey Carlson

John Toic

William Connolly

At a meeting of the Board of Directors on January 26, 2015, Neil H. Ellis resigned as President.   By unanimous approval the following Officers were named for the Company and its subsidiaries:

Neil H. Ellis – Chairman of the Board

John Toic - President

David Harding – Vice President

Stuart Greenwald – Secretary & Treasurer

SIGNATURES

                    Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HARTFORD CORPORATION

Date: January 30, 2015	By: Stuart I. Greenwald
Stuart I. Greenwald
Treasurer and Secretary